Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
Note 10. Income Taxes
A.Deferred Tax Assets and Liabilities
The components of the Company’s deferred tax assets and liabilities as of December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023
	(U.S. $ in thousands)
Deferred tax assets
Tax losses carry forwards	755,431	$682,095
Inventory related	2,500	2,241
Intangible assets	11,465	16,990
Provision for employee related obligations	2,380	703
Stock-based compensation expense	9,838	8,803
Deferred revenue	4,524	3,742
Property, plant and equipment	254	—
Allowance for credit losses	173	119
Research and development credit carry forwards	21,577	20,368
Research and development capitalization (including Section 174)	22,952	19,384
Basis difference in equity method investment	9,240	1,406
Other items	6,491	5,320
Gross deferred tax assets	846,825	761,171
Valuation allowance	(826,870)	(737,560)
Total deferred tax assets	19,955	23,611

Deferred tax liabilities
Intangible assets	(7,423)	(8,803)
Property, plant and equipment	(12,077)	(14,228)
Total deferred tax liabilities	(19,500)	(23,031)
Net deferred tax assets (liabilities)	455	$580
The Company’s deferred tax assets and liabilities are classified in the consolidated balance sheets as follows:

	December 31,
	2024	2023
	(U.S. $ in thousands)
Deferred tax assets (under "Other non-current assets")	962	$1,303
Deferred tax liabilities	507	723
Net deferred tax assets (liabilities)	455	$580
As of December 31, 2024 and 2023 the Company had tax net operating losses carry-forward of approximately $760.4 million and $702.1 million, respectively. In addition, As of December 31, 2024, the Company reported capital losses of $2,535.7 million in various jurisdictions. Those tax losses carry-forward resulted in deferred tax assets of approximately $755.4 million and $682.1 million, as of December 31, 2024 and 2023, respectively. As a result of losses incurred in the last few years, and since the near-term realization of these assets is uncertain, the Company recorded a full valuation allowance for its deferred tax assets that are not likely to be realized.
Significant judgment is required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considered all available evidence, including past operating results, the most recent projections for taxable income, and prudent and feasible tax planning strategies. The Company reassess its valuation allowance periodically and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.
A reconciliation of the beginning and ending balances of valuation allowance is as follows:

Valuation Allowance
U.S. $ in thousands
Balance at January 1, 2022	$693,120
Additions	8,788
Decrease	(2,214)
Balance as of December 31, 2022	699,694
Additions	38,500
Decrease	(634)
Balance as of December 31, 2023	737,560
Additions	94,935
Decrease	(5,625)
Balance as of December 31, 2024	$826,870
Included in the net deferred tax are net operating loss and credit carryovers of $123.2 million. Significant amount of these items will begin to expire from December 31, 2034, whereas some losses may be carried forward indefinitely, as discussed below.
On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted into law. The new legislation represents fundamental and dramatic modifications to the U.S. tax system. The Act contained several key tax provisions that impacted the Company's U.S. subsidiaries, including the reduction of the maximum U.S. federal corporate income tax rate from 35% to 21%, effective January 1, 2018. Other significant changes under the Act included, among others, a one-time repatriation tax on accumulated foreign earnings, a limitation of net operating loss deduction to 80% of taxable income, and indefinite carryover of post-2017 net operating losses. The Act also repealed the corporate alternative minimum tax for tax years beginning after December 31, 2017. Losses generated prior to January 1, 2018 will still be subject to the 20-year carryforward limitation and the alternative minimum tax. Other impacts due to the Act included the repeal of the domestic manufacturing deduction, modification of taxation of controlled foreign corporations, a base erosion anti-abuse tax, modification of interest expense limitation rules, modification of limitation on deductibility of excessive executive compensation, and taxation of global intangible low-taxed income.
The Act introduced new intangible income rules, Global Intangible Low-Taxed Income (GILTI) and Foreign Derived Intangible Income (FDII). The Company has analyzed the impact of GILTI/FDII and determined that no impact should be recorded due to the U.S. subsidiaries’ net operating losses. Thus, the Company cannot elect to include these amounts in the measurement of its deferred taxes under U.S. GAAP.
Effective in 2022, the Act requires all U.S. companies to capitalize, and subsequently amortize, R&D expenses that fall within the scope of Section 174 over five years for research activities conducted in the United States and over fifteen years for research activities conducted outside of the United States, rather than deducting such costs in the year incurred for tax purposes. Although Congress is considering legislation that would repeal and defer this capitalization and amortization requirement for research activities performed in the United States, there is no assurance that this provision will be repealed or otherwise modified. To the extent that this provision is not deferred, modified or repealed, and once our available Federal NOLs are fully utilized, we would incur an increase in our tax expenses and a decrease in our cash flows provided by operations. To date, we incurred immaterial tax expense and corresponding cash flow impact at state level only.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted into law in response to the economic fallout of the COVID- 19 pandemic in the United States. Among the many business-related provisions, some of which related to non-income taxes, were changes made to net operating losses (NOLs). The CARES Act amended Internal Revenue Code Section 172(b)(1) for tax years beginning in 2018, 2019 and 2020, requiring taxpayers to carry back NOLs arising in those years to the five preceding tax years, unless the taxpayer elects to waive or reduce the carryback period. To the extent unused as a carryback, these NOLs are now carried forward indefinitely. The CARES Act suspended the Tax Cuts and Jobs Act’s 80% limitation on NOL deductions for tax years beginning in 2018, 2019 and 2020. The 80% limitation will be reinstated for tax years beginning after 2020, for NOLs arising in tax years after 2017.
The Company believes that all future profits of its subsidiaries will be indefinitely reinvested or that there is no expectation to distribute any taxable dividends from these subsidiaries. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is estimated as an immaterial amount.
B.Provision for Income Taxes
Loss before income taxes for the years ended December 31, 2024, 2023 and 2022 was as follows:

	2024	2023	2022
	(U.S. $ in thousands)
Domestic	$(30,874)	$(47,959)	$(28,725)
Foreign	(53,111)	(36,628)	10,931
	$(83,985)	$(84,587)	$(17,794)
The components of income taxes for the years ended December 31, 2024, 2023 and 2022 were as follows:

	2024	2023	2022
	(U.S. $ in thousands)
Current
Domestic	$4,976	$8,238	$7,301
Foreign	1,823	2,874	942
	6,799	11,112	8,243
Deferred
Domestic	(3,774)	(3,993)	(1,440)
Foreign	(52)	(1,337)	(1,349)
	(3,826)	(5,330)	(2,789)
Total income taxes	$2,973	$5,782	$5,454
A reconciliation of the statutory income tax rate and the effective income tax rate for the years ended December 31, 2024, 2023 and 2022 is set forth below:

	2024	2023	2022
Statutory tax rate	23.0%	23.0%	23.0%
Reduced tax rate under Israeli benefit programs	(1.5)	(5.0)	(4.3)
Exempted Profits release (see below)	—	—	(16.0)
Stock-based compensation expense	(4.0)	(3.8)	(16.1)
Permanent differences, net	—	1.0	(0.8)
Earnings taxed under foreign law with different tax rate	0.8	27.0	24.7
Valuation Allowance	(17.5)	(44.8)	(18.6)
Changes in uncertain tax positions	(5.5)	(3.8)	(22.1)
Withholding tax	(0.1)	(0.3)	—
Other	1.7	(0.1)	(0.5)
Effective income tax rate	(3.5)%	(6.8)%	(30.7)%
Uncertain tax positions
Significant judgment is required in evaluating the Company’s tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of a tax audit or changes in the tax law. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.
A reconciliation of the beginning and ending balance of uncertain tax positions is as follows:

	2024	2023	2022
	(U.S. $ in thousands)
Balance at beginning of year	$8,859	$6,043	$3,015
Additions for tax positions related to the current year	5,008	3,636	4,684
Foreign currency impact	—	—	181
Decrease related to settlements with tax authorities and lapse of applicable statutes of limitation	(354)	(458)	(500)
Classification to DTA	(3,535)	(362)	(1,337)
Balance at end of year	$9,978	$8,859	$6,043
The Company’s accrual for estimated interest and penalties was $1.7 million as of December 31, 2024.
The Company is subject to income taxes in the U.S., various states, Israel and certain other foreign jurisdictions. The Company files income tax returns in various jurisdictions with varying statutes of limitations. Tax returns of Stratasys Inc. submitted in the United States through the 2017 tax year are considered to be final following the completion of the Internal Revenue Service examination. Tax returns of Stratasys Ltd. submitted in Israel through the 2019 tax year are considered to be final following the completion of the Israeli Tax Authorities examination upon audit. The expiration of the statute of limitations related to the various other foreign and state income tax returns that the Company and its subsidiaries file vary by state and foreign jurisdictions.
C.Basis of taxation:
The enacted statutory tax rates applicable to the Company’s major subsidiaries outside of Israel are as follows:
Company incorporated in the U.S.— Federal tax rate of approximately 21%.
Company incorporated in Germany—tax rate of approximately 29%.
Company incorporated in Hong Kong—tax rate of approximately 16.5%.
A significant portion of the Company’s income is taxed in Israel. The following is a summary of how the Company’s income is taxed in Israel:
Corporate tax rates in Israel for 2018 and thereafter is 23%. The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company’s Israeli taxable income.
Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969
The Company is an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.
Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”)
Tax incentives programs which were relevant for the company until financial year 2020
Various industrial projects of the Company have been granted “Approved Enterprise” and “Beneficiary Enterprise” status, which provided certain benefits, including tax exemptions for undistributed income and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at the regular corporate rate, which was 23% in 2021.
The Company is a Foreign Investors Company, or FIC, as defined by the Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises and Beneficiary Enterprises, depending on the level of foreign ownership. When foreign (non-Israeli) ownership equal or exceeds 90%, the Approved Enterprise and Beneficiary Enterprise income is either tax-exempt for a limit period between two to ten years depending on the location of the enterprise or taxable at a tax rate of 10% for a 10 years period. The Company cannot assure that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.
In the event of distribution of dividends (or deemed distribution, as described below) from the said tax-exempt income during the tax exemption period as described above, the amount distributed will be subject to tax in respect of the amount of dividend distributed (grossed up to reflect such pre-tax income that it would have had to earn in order to distribute the dividend) at the corporate tax rate that would have been otherwise applicable if such income had not been tax-exempted under the alternative benefits program. This rate generally ranges from 10% to 25%, depending on the level of foreign investment in the company in each year, as explained above, Dividends paid out of income attributed to Approved Enterprise or Beneficiary Enterprise (or out of dividends received from a company whose income is attributed to an Approved or Beneficiary Enterprise) are generally subject to withholding tax at the source at the rate of 15%, unless a lower rate is provided in a treaty between Israel and the shareholder’s country of residence (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate).
The 15% tax rate is limited to dividends and distributions out of income derived during the benefits period and actually paid at any time up to 12 years thereafter. After this period, the withholding tax is applied at a rate of up to 30%, or at the lower rate under an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). In the case of an FIC, the 12-year limitation on reduced withholding tax on dividends does not apply.
On November 15, 2021, the Investment Law was amended to reduce the ability of companies to retain the tax-exempt profits. Effective August 15, 2021, dividend distributions (or deemed distribution, as described below), will be treated as if made on a pro-rata basis from all types of earnings, including Exempt Profits (as defined below).
In parallel to the above amendment, the Investment Law was amended to provide, on a temporary basis, a reduced corporate income tax on the distribution or release within a year from such amendment of tax-exempt profits derived by Approved and Benefited Enterprises, which we refer to as Exempt Profits (the “Temporary Provision"). The amount of the reduced tax will be determined based on a formula. In order to qualify for the reduction, the Company must invest certain amounts in productive assets and research and development in Israel.
Following a recent Israeli district court ruling (which is subject to deliberation of the Supreme Court), certain transactions (such as acquisitions and intercompany loans) may be treated as deemed dividend distributions for the purpose of the Encouragement Law triggering corporate tax on the respective amount of the transaction.
On November 13, 2022, according to the Temporary Provision, the Company released an amount of approximately $44.8 million out of its Exempt Profits and accordingly paid reduced tax of approximately $2.9 million. The company operates as required by the provisions of the Temporary Provision to qualify for the reduced tax rate.
As of December 31, 2024, remaining tax-exempt income of approximately $156.7 million is attributable to the Company’s various Approved and Beneficiary Enterprise programs. If such tax-exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and taxes of approximately $15.7 million would be incurred as of December 31, 2024.
Tax incentives programs which may be relevant for the company starting from financial year 2021
A January 2011 amendment to the Investment Law (the “2011 Amendment”) created alternative benefit tracks to those previously in place, as follows: an investment grants track designed for enterprises located in certain development zones and two new tax benefits tracks (“Preferred Enterprise” and “Special Preferred Enterprise”), which provide for application of a unified tax rate to all preferred income of the Company, as defined in the Investment Law.
The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a “Preferred Company” through its “Preferred Enterprise” (as such terms are defined in the Investment Law) effective as of January 1, 2011 and thereafter. A Preferred Company is defined as either (i) a company incorporated in Israel which is not wholly owned by a governmental entity, or (ii) a limited partnership that: (a) was registered under the Israeli Partnerships Ordinance, and (b) all of its limited partners are companies incorporated in Israel, but not all of them are governmental entities; which has, among other things, Preferred Enterprise status and is controlled and managed from Israel. Pursuant to the
2011 Amendment, a Preferred Company was entitled to a reduced corporate tax rate of 16% with respect to its preferred income attributed to its Preferred Enterprise, unless the Preferred Enterprise was located in a certain development zone, in which case the rate was 9%. In 2017 and thereafter, the corporate tax rate for Preferred Enterprise which is located in a certain development zone was decreased to 7.5%, while the reduced corporate tax rate for other development zones remains 16%.
Dividends paid out of preferred income attributed to a Preferred Enterprise are generally subject to withholding tax at source at the rate of 20%, or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld (although, if such dividends are subsequently distributed to individuals or a non-Israeli company, withholding tax at a rate of 20% or such lower rate as may be provided in an applicable tax treaty will apply.
New Tax benefits under the 2017 Amendment that became effective on January 1, 2017.
The 2017 Amendment was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and was effective as of January 1, 2017. The 2017 Amendment provides new tax benefits for two types of “Technology Enterprises”, as described below, and is in addition to the other existing tax beneficial programs under the Investment Law.
The 2017 Amendment provides that a technology company satisfying certain conditions will qualify as a “Preferred Technology Enterprise” and will thereby enjoy a reduced corporate tax rate of 12% on income that qualifies as “Preferred Technology Income,” as defined in the Investment Law. The tax rate is further reduced to7.5% for a Preferred Technology Enterprise located in development zone A. In addition, a Preferred Technology Company will enjoy a reduced corporate tax rate of 12% on capital gain derived from the sale of certain “Benefited Intangible Assets” (as defined in the Investment Law) to a related foreign company if the Benefited Intangible Assets were acquired from a foreign company on or after January 1, 2017 for at least NIS 200 million, and the sale receives prior approval from the Israeli Innovation Authority, to which we refer as the IIA.
The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a “Special Preferred Technology Enterprise” and will thereby enjoy a reduced corporate tax rate of 6% on “Preferred Technology Income” regardless of the company’s geographic location within Israel. In addition, a Special Preferred Technology Enterprise will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefited Intangible Assets” to a related foreign company if the Benefited Intangible Assets were either developed by an Israeli company or acquired from a foreign company on or after January 1, 2017, and the sale received prior approval from the IIA. A Special Preferred Technology Enterprise that acquires Benefited Intangible Assets from a foreign company for more than NIS 500 million will be eligible for these benefits for at least ten years, subject to certain approvals as specified in the Investment Law Dividends distributed by a Preferred Technology Enterprise or a Special Preferred Technology Enterprise, paid out of Preferred Technology Income, are generally subject to withholding tax at source at the rate of 20% or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld. If such dividends are distributed to a foreign company and other conditions are met, the withholding tax rate will be 4%.
In 2021, the Company notified the Israeli tax authorities that it was waiving the Approved / Beneficiary Enterprise regime starting from tax year 2021. The Company is currently considering its qualification for the 2017 Amendment and the term and degree to which it may be qualified as a Preferred Technology Enterprise or Special Preferred Technology Enterprise.
Pillar Two Taxation
The OECD introduced Base Erosion and Profit Shifting (“BEPS”) Pillar Two rules that impose a global minimum tax rate of 15% for large multinational corporations. On December 12, 2022, the EU Council announced that EU member states had reached an agreement to implement the minimum taxation component of 15% of the OECD’s reform of international taxation. Other countries have also enacted or are expected to enact legislation to be effective as early as January 1, 2024, with general implementation of a global minimum tax by January 1, 2025. The OECD continues to release additional guidance and the Company is monitoring the new rules and country agreements. The Company is currently evaluating the potential impact on its consolidated financial statements and related disclosures and does not expect Pillar Two to have a material impact on its effective tax rate or consolidated financial statements in the foreseeable future.